Exhibit 99.2

Third Quarter 2010

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2010

Contact:	6110 Executive Boulevard

William T. Camp	Suite 800

Executive Vice President and	Rockville, MD 20852

Chief Financial Officer	(301) 984-9400

E-mail: bcamp@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust (“WRIT”) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, industrial/flex, medical office, retail, and multifamily properties and land for development.

Since WRIT reported second quarter results, the company issued 1,576,940 shares at an average price of $31.13 per share through its Sales Agency Financing Agreement with BNY Mellon Capital Markets, generating approximately $49 million in proceeds. These proceeds were used to pay down a portion of the line of credit and for general corporate purposes. At the end of the third quarter, the outstanding balance on the line of credit was $100 million. Year to date, WRIT has issued 3,965,269 common shares through the Agreement with BNY Mellon for gross proceeds of approximately $120 million.

In the third quarter WRIT repurchased $7.6 million of its 3.875% convertible notes at an average price of 100.25% of par, and also prepaid without penalty a $21.7 million 5.82% mortgage note on The Ridges and The Crescent office properties in Gaithersburg, Maryland on July 12, 2010.

Also in the third quarter WRIT completed an underwritten public offering of $250 million aggregate principal amount of senior unsecured notes due October 1, 2020 under its shelf registration statement filed with the Securities and Exchange Commission. The notes have an annual coupon rate of 4.95% and were priced at 99.199% of the principal amount. Pursuant to a tender offer, WRIT used a portion of the proceeds to purchase $56.1 million aggregate principal amount of its outstanding 5.95% senior notes due June 15, 2011 and $122.8 million aggregate principal amount of its outstanding 3 7/8% convertible senior notes due 2026. The remainder of the proceeds will be used for general corporate purposes.

During the third quarter, WRIT signed commercial leases for 330,000 square feet with an average lease term of 4.4 years. The average rental rate increase on new and renewal leases was 6.8% on a GAAP basis and -2.4% on a cash basis. Commercial tenant improvement costs were $6.91 per square foot and leasing costs were $4.51 per square foot for the quarter.

As of September 30, 2010, WRIT owned a diversified portfolio of 88 properties totaling approximately 11 million square feet of commercial space and 2,540 residential units. These 88 properties consist of 26 office properties, 19 industrial/flex properties, 18 medical office properties, 14 retail centers, 11 multifamily properties and land for development. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, the timing and pricing of lease transactions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2009 Form 10-K and second quarter 2010 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Schedule	Page

Key Financial Data
Consolidated Statements of Operations	4
Consolidated Balance Sheets	5
Funds From Operations and Funds Available for Distribution	6
Adjusted Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	7

Capital Analysis
Long-Term Debt Analysis	8-9
Debt Covenant Compliance	10
Capital Analysis	11

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Core Portfolio Net Operating Income (NOI) Summary	13
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Net Operating Income (NOI) by Region	16
Core Portfolio & Overall Economic Occupancy Levels by Sector	17

Tenant Analysis
Commercial Leasing Summary	18
10 Largest Tenants - Based on Annualized Base Rent	19
Industry Diversification	20
Lease Expirations as of September 30, 2010	21

Growth and Strategy
2010 Acquisition and Disposition Summary	22

Appendix
Schedule of Properties	23-24
Supplemental Definitions	25

Three Months Ended
OPERATING RESULTS	09/30/10	06/30/10	03/31/10	12/31/09	09/30/09

Real estate rental revenue	$76,274	$75,145	$76,446	$77,254	$74,987
Real estate expenses	(25,152)	(24,157)	(27,401)	(25,844)	(25,573)

51,122	50,988	49,045	51,410	49,414

Real estate depreciation and amortization	(24,278)	(23,669)	(23,512)	(23,802)	(23,484)

Income from real estate	26,844	27,319	25,533	27,608	25,930

Other income (expense)	301	(112)	234	297	(54)
Gain from non-disposal activities	4	—	—	11	62
Gain (loss) on extinguishment of debt	(238)	—	(42)	(1,595)	(133)
Interest expense	(17,100)	(17,013)	(17,065)	(17,780)	(18,224)
General and administrative	(3,153)	(3,519)	(3,783)	(3,187)	(3,518)

Income from continuing operations	6,658	6,675	4,877	5,354	4,063

Discontinued operations:
Income from operations of properties held for sale	—	404	388	422	393
Gain on sale of real estate	—	7,942	—	1,527	5,147

Income from discontinued operations	—	8,346	388	1,949	5,540

Net income	6,658	15,021	5,265	7,303	9,603
Less: Net income from noncontrolling interests	(33)	(27)	(49)	(49)	(53)

Net income attributable to the controlling interests	$6,625	$14,994	$5,216	$7,254	$9,550

Per Share Data
Net income attributable to the controlling interests	$0.10	$0.24	$0.09	$0.12	$0.16

Fully diluted weighted average shares outstanding	63,055	61,287	60,001	59,833	58,571

Percentage of Revenues:
Real estate expenses	33.0%	32.1%	35.8%	33.5%	34.1%
General and administrative	4.1%	4.7%	4.9%	4.1%	4.7%

Ratios:
Adjusted EBITDA / Interest expense	2.8	x	2.8	x	2.7	x	2.8	x	2.6	x

Income from continuing operations attributable to the controlling interest/Total real estate revenue	8.7%	8.8%	6.3%	6.9%	5.3%

Net income attributable to the controlling interest/Total real estate revenue	8.7%	20.0%	6.8%	9.4%	12.7%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Assets
Land	$418,195	$418,177	$408,779	$408,779	$408,779
Income producing property	1,951,606	1,943,146	1,889,281	1,886,408	1,877,614

	2,369,801	2,361,323	2,298,060	2,295,187	2,286,393
Accumulated depreciation and amortization	(529,716)	(508,693)	(488,387)	(468,291)	(448,663)

Net income producing property	1,840,085	1,852,630	1,809,673	1,826,896	1,837,730
Development in progress, including land held for development	26,103	25,952	25,561	25,031	24,611

Total real estate held for investment, net	1,866,188	1,878,582	1,835,234	1,851,927	1,862,341

Investment in real estate held for sale, net	—	—	14,212	14,289	16,782
Cash and cash equivalents	262,413	13,338	10,758	11,203	7,119
Restricted cash	19,858	23,132	20,465	19,170	18,072
Rents and other receivables, net of allowance for doubtful accounts	56,218	53,164	52,686	50,441	49,031
Prepaid expenses and other assets	106,302	98,624	93,020	97,605	104,160
Other assets related to properties sold or held for sale	—	—	601	590	892

Total assets	$2,310,979	$2,066,840	$2,026,976	$2,045,225	$2,058,397

Liabilities and Equity
Notes payable	$930,201	$689,007	$688,358	$688,912	$796,064
Mortgage notes payable	381,109	403,612	404,518	405,451	406,377
Lines of credit/short-term note payable	100,000	107,000	110,000	128,000	6,000
Accounts payable and other liabilities	54,137	54,901	53,628	52,580	64,370
Advance rents	10,969	10,460	9,963	11,103	9,666
Tenant security deposits	9,703	9,565	9,736	9,668	9,816
Other liabilities related to properties sold or held for sale	—	—	502	448	535

Total Liabilities	1,486,119	1,274,545	1,276,705	1,296,162	1,292,828

Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	642	625	607	599	598
Additional paid-in capital	1,074,308	1,020,768	966,952	944,825	942,884
Distributions in excess of net income	(251,964)	(230,942)	(219,094)	(198,412)	(179,639)
Accumulated other comprehensive income (loss)	(1,906)	(1,949)	(2,004)	(1,757)	(2,080)

Total shareholders’ equity	821,080	788,502	746,461	745,255	761,763
Noncontrolling interests in subsidiaries	3,780	3,793	3,810	3,808	3,806

Total equity	824,860	792,295	750,271	749,063	765,569

Total liabilities and equity	$2,310,979	$2,066,840	$2,026,976	$2,045,225	$2,058,397

Total Debt / Total Market Capitalization	0.41:1	0.41:1	0.39:1	0.43:1	0.41:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	Three Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$6,625	$14,994	$5,216	$7,254	$9,550
Real estate depreciation and amortization	24,278	23,669	23,512	23,802	23,484
Gain from non-disposal activities	(4)	—	—	(11)	(62)
Discontinued operations:
Gain on sale of real estate	—	(7,942)	—	(1,527)	(5,147)
Real estate depreciation and amortization	—	—	96	146	205

Funds From Operations (FFO)	$30,899	$30,721	$28,824	$29,664	$28,030

FFO per share - basic	$0.49	$0.50	$0.48	$0.50	$0.48
FFO per share - fully diluted	$0.49	$0.50	$0.48	$0.50	$0.48

FFO per share - fully diluted, excluding gain (loss) on extinguishment of debt	$0.49	$0.50	$0.48	$0.52	$0.48

Funds available for distribution(2)
Non-cash (gain)/loss on extinguishment of debt	238	—	42	595	133
Tenant improvements	(2,863)	(2,331)	(2,012)	(4,425)	(2,272)
External and internal leasing commissions capitalized	(3,387)	(1,767)	(2,268)	(1,058)	(1,543)
Recurring capital improvements	(1,377)	(1,999)	(864)	(1,442)	(1,756)
Straight-line rent, net	(1,099)	(812)	(608)	(1,527)	(576)
Non-cash fair value interest expense	760	783	776	773	794
Non-real estate depreciation and amortization	1,094	993	993	1,037	1,122
Amortization of lease intangibles, net	(413)	(405)	(562)	(777)	(559)
Amortization and expensing of restricted share and unit compensation	1,311	1,355	1,633	820	1,136

Funds Available for Distribution (FAD)	$25,163	$26,538	$25,954	$23,660	$24,509

Total Dividends Paid	$27,485	$26,677	$25,890	$25,843	$25,591

Average shares - basic	62,894	61,171	59,898	59,735	58,556
Average shares - fully diluted	63,055	61,287	60,001	59,833	58,571

(1)Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

	Three Months Ended
	09/30/10	06/30/10	03/31/10	12/31/09	09/30/09
Adjusted EBITDA(1)

Net income attributable to the controlling interests	$6,625	$14,994	$5,216	$7,254	$9,550
Add:
Interest expense	17,100	17,013	17,065	17,780	18,224
Real estate depreciation and amortization	24,278	23,669	23,608	23,948	23,689
Non-real estate depreciation	277	274	272	288	293
Less:
Gain on sale of real estate	—	(7,942)	—	(1,527)	(5,147)
Loss (gain) on extinguishment of debt	238	—	42	1,595	133
Gain from non-disposal activities	(4)	—	—	(11)	(62)

Adjusted EBITDA	$48,514	$48,008	$46,203	$49,327	$46,680

(1)

Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
Balances Outstanding

Secured
Conventional fixed rate	$381,109		$403,612		$404,518		$405,451		$406,377

Secured total	381,109		403,612		404,518		405,451		406,377

Unsecured
Fixed rate bonds and notes	930,201		689,007		688,358		688,912		796,064
Credit facility	100,000		107,000		110,000		128,000		6,000

Unsecured total	1,030,201		796,007		798,358		816,912		802,064

Total	$1,411,310		$1,199,619		$1,202,876		$1,222,363		$1,208,441

Average Interest Rates

Secured
Conventional fixed rate	5.9%		5.9%		5.9%		5.9%		5.9%

Secured total	5.9%		5.9%		5.9%		5.9%		5.9%

Unsecured
Fixed rate bonds	5.5%		5.7%		5.7%		5.7%		5.7%
Credit facilities	2.5	%(1)	2.4	%(1)	2.4	%(1)	2.8	%(1)	0.7%

Unsecured total	5.2%		5.3%		5.2%		5.2%		5.7%

Average	5.4%		5.5%		5.5%		5.5%		5.7%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $6.9 million and $5.3 million, respectively.

(1)

On December 1, 2009, we borrowed $100.0 million on a line of credit in order to prepay the $100.0 million term loan. Through February 19, 2010, the interest rate on this $100.0 million borrowing on our lines of credit is effectively fixed by an interest rate swap at 3.375%. Beginning February 20, 2010 through November 1, 2011, an interest rate swap effectively fixes the interest rate at 2.525%.

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt		Credit Facilities	Total Debt	Average Interest Rate
2010	$1,115	$—		$—	$1,115	5.4%
2011	13,349	275,495	(1),(2)	100,000	388,844	5.0%
2012	21,362	50,000		—	71,362	5.0%
2013	106,630	60,000		—	166,630	5.4%
2014	1,516	100,000		—	101,516	5.3%
2015	20,041	150,000		—	170,041	5.3%
2016	82,281	—		—	82,281	5.7%
2017	103,193	—		—	103,193	7.2%
2018	1,402	—		—	1,402	5.4%
Thereafter	37,102	300,000		—	337,102	5.4%

Total maturities	$387,991	$935,495		$100,000	$1,423,486	5.4%

Weighted average maturity = 4.9 years

(1)

The 3.875% convertible notes due 2026 in the aggregate principal amount of $125.5 million are puttable at par in September, 2011. Due to the probability that the convertible notes will be paid off in September, 2011, that date is reflected in the future maturities schedule. The effective rate on this debt is 5.875%, which reflects the our nonconvertible debt borrowing rate at the inception of the 3.875% convertible notes.

(2)

Subsequent to the end of the quarter, we used a portion of the proceeds from our 4.95% senior notes due in 2020 to purchase $56.1 million of our outstanding 5.95% senior notes due in 2011 and $122.8 million of our 3.875% convertible notes that are puttable at par in 2011.

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($75.0 million)			Unsecured Line of Credit #2 ($262.0 million)
	Quarter Ended September 30, 2010	Covenant	Quarter Ended September 30, 2010	Covenant		Quarter Ended September 30, 2010	Covenant
% of Total Indebtedness to Total Assets(1)	45.2%	≤ 65.0%	N/A		N/A	N/A		N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.0	≥ 1.5	N/A		N/A	N/A		N/A
% of Secured Indebtedness to Total Assets(1)	12.2%	≤ 40.0%	N/A		N/A	N/A		N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	1.9	≥ 1.5	N/A		N/A	N/A		N/A
Tangible Net Worth	N/A	N/A	$1,035,577,608	≥	$767,825,267	$1,079,516,399	≥	$767,825,267
% of Total Liabilities to Gross Asset Value(4)	N/A	N/A	53.6%		≤ 60.0%	52.0%		≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(4)	N/A	N/A	13.7%		≤ 35.0%	13.3%		≤ 35.0%
Ratio of EBITDA(3) to Fixed Charges(5)	N/A	N/A	2.54		≥ 1.75	2.54		≥ 1.75
Ratio of Unencumbered Pool Value(7) to Unsecured Indebtedness	N/A	N/A	1.96		≥ 1.67	N/A		N/A
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	N/A		N/A	3.47		≥ 2.00
% of Development in Progress to Gross Asset Value(4)	N/A	N/A	0.9%		≤ 30.0%	0.9%		≤ 20.0%
% of Non-Wholly Owned Assets(6) to Gross Asset Value(4)	N/A	N/A	1.3%		≤ 15.0%	1.3%		≤ 15.0%

(1)

Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(3) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2)

Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(3) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3)

EBITDA is defined in our debt covenants as earnings before interest income, interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities.

(4)

Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(3) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(5)	Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(6)

Non-Wholly Owned Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(3) from properties subject to a joint operating agreement (i.e. NVIP I&II). We add to this amount the development in progress subject to a joint operating agreement (i.e. 4661 Kenmore Avenue).

(7)

Unencumbered Pool Value is calculated by applying a capitalization rate of 7.75% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter and development in progress.

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
Market Data

Shares Outstanding	64,093		62,380		60,545		59,811		59,724
Market Price per Share	$31.73		$27.59		$30.55		$27.55		$28.80
Equity Market Capitalization	$2,033,671		$1,721,064		$1,849,650		$1,647,793		$1,720,051
Total Debt	$1,411,310		$1,199,619		$1,202,876		$1,222,363		$1,208,441
Total Market Capitalization	$3,444,981		$2,920,683		$3,052,526		$2,870,156		$2,928,492
Total Debt to Market Capitalization	0.41:1		0.41:1		0.39:1		0.43:1		0.41:1

Earnings to Fixed Charges(1)	1.4	x	1.4	x	1.3	x	1.3	x	1.2	x
Debt Service Coverage Ratio(2)	2.7	x	2.7	x	2.5	x	2.6	x	2.4	x

Dividend Data
Total Dividends Paid	$27,485		$26,677		$25,890		$25,842		$25,591
Common Dividend per Share	$0.4325		$0.4325		$0.4325		$0.4325		$0.4325
Payout Ratio (FFO per share basis)	88.3%		86.5%		90.1%		86.5%		90.1%
Payout Ratio (FAD per share basis)	108.1%		100.6%		100.6%		110.9%		103.0%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)	Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 7) by interest expense and principal amortization.

	Third Quarter(1)
	NOI Growth	Rental Rate Growth
Cash Basis:

Multifamily	11.4%	1.1%
Office Buildings	-4.4%	1.9%
Medical Office Buildings	2.1%	3.5%
Retail Centers	2.6%	2.1%
Industrial/Flex	-4.6%	4.9%

Overall Core Portfolio	-0.2%	2.4%

	Third Quarter(1)
	NOI Growth	Rental Rate Growth
GAAP Basis:
Multifamily	11.2%	1.2%
Office Buildings	-3.0%	2.6%
Medical Office Buildings	1.8%	3.6%
Retail Centers	2.2%	1.4%
Industrial/Flex	-3.6%	4.7%

Overall Core Portfolio	0.4%	2.6%

[1]	Non-core properties were:

Acquisitions:	Office - Quantico Corporate Center;
Medical Office - Lansdowne Medical Office Building;

Sold properties:
Office - Brandywine Center, Parklawn Plaza, Saratoga Building and Lexington Building;
Industrial - Crossroads Distribution Center, Tech 100 Industrial Park and Charleston Business Center.

	Three Months Ended September 30,
	2010	2009	% Change
Cash Basis:
Multifamily	$7,432	$6,669	11.4%
Office Buildings	19,537	20,426	-4.4%
Medical Office Buildings	7,272	7,126	2.1%
Retail Centers	7,698	7,500	2.6%
Industrial/Flex	6,264	6,563	-4.6%

	$48,203	$48,284	-0.2%

GAAP Basis:
Multifamily	$7,636	$6,869	11.2%
Office Buildings	20,409	21,051	-3.0%
Medical Office Buildings	7,480	7,347	1.8%
Retail Centers	7,837	7,665	2.2%
Industrial/Flex	6,327	6,562	-3.6%

	$49,689	$49,494	0.4%

	Three Months Ended September 30, 2010
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$12,434	$32,308	$10,979	$9,865	$8,539	$—	$74,125
Non-core - acquired and in development [1]	—	2,135	14	—	—	—	2,149

Total	12,434	34,443	10,993	9,865	8,539	—	76,274

Real estate expenses
Core portfolio	4,798	11,899	3,499	2,028	2,212	—	24,436
Non-core - acquired and in development [1]	—	580	136	—	—	—	716

Total	4,798	12,479	3,635	2,028	2,212	—	25,152

Net Operating Income (NOI)
Core portfolio	7,636	20,409	7,480	7,837	6,327	—	49,689
Non-core - acquired and in development [1]	—	1,555	(122)	—	—	—	1,433

Total	$7,636	$21,964	$7,358	$7,837	$6,327	$—	$51,122

Core portfolio NOI GAAP basis (from above)	$7,636	$20,409	$7,480	$7,837	$6,327	$—	$49,689
Straight-line revenue, net for core properties	(12)	(735)	(121)	(71)	(37)	—	(976)
FAS 141 Min Rent	(192)	(383)	(98)	(79)	(32)	—	(784)
Amortization of lease intangibles for core properties	—	246	11	11	6	—	274

Core portfolio NOI, cash basis	$7,432	$19,537	$7,272	$7,698	$6,264	$—	$48,203

Reconciliation of NOI to Net Income
Total NOI	$7,636	$21,964	$7,358	$7,837	$6,327	$—	$51,122
Other income (expense)	—	—	—	—	—	301	301
Interest expense	(1,726)	(2,425)	(1,354)	(324)	(236)	(11,035)	(17,100)
Depreciation and amortization	(3,435)	(11,966)	(3,804)	(1,771)	(2,982)	(320)	(24,278)
General and administrative	—	—	—	—	—	(3,153)	(3,153)
Discontinued operations[2]	—	—	—	—	—	—	—
Gain from non-disposal activities	—	—	—	—	—	4	4
Gain on sale of real estate	—	—	—	—	—	—	—
Gain (loss) on extinguishment of debt	—	—	—	—	—	(238)	(238)

Net Income	2,475	7,573	2,200	5,742	3,109	(14,441)	6,658
Net income attributable to noncontrolling interests	—	—	—	—	—	(33)	(33)

Net income attributable to the controlling interests	$2,475	$7,573	$2,200	$5,742	$3,109	$(14,474)	$6,625

[1]Non-core acquired and in development properties:

Acquisition:	Medical Office - Lansdowne Medical Office Building; Office - Quantico Corporate Center.

[2]Discontinued operations include sold properties:	Office - Parklawn Plaza, Saratoga Building and Lexington Building;
Industrial - Charleston Business Center.

	Three Months Ended September 30, 2009
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$11,833	$32,912	$11,099	$10,182	$8,961	$—	$74,987
Non-core - acquired and in development [1]	—	—	—	—	—	—	—

Total	11,833	32,912	11,099	10,182	8,961	—	74,987

Real estate expenses
Core portfolio	4,964	11,861	3,752	2,517	2,399	—	25,493
Non-core - acquired and in development [1]	—	—	80	—	—	—	80

Total	4,964	11,861	3,832	2,517	2,399	—	25,573

Net operating income (NOI)
Core portfolio	6,869	21,051	7,347	7,665	6,562	—	49,494
Non-core - acquired and in development [1]	—	—	(80)	—	—	—	(80)

Total	$6,869	$21,051	$7,267	$7,665	$6,562	$—	$49,414

Core portfolio NOI GAAP basis (from above)	$6,869	$21,051	$7,347	$7,665	$6,562	$—	$49,494
Straight-line revenue, net for core properties	(8)	(477)	(48)	(72)	16	—	(589)
FAS 141 min rent	(192)	(465)	(173)	(96)	(20)	—	(946)
Amortization of lease intangibles for core properties	—	317	—	3	5	—	325

Core portfolio NOI, cash basis	$6,669	$20,426	$7,126	$7,500	$6,563	$—	$48,284

Reconciliation of NOI to net income
Total NOI	$6,869	$21,051	$7,267	$7,665	$6,562	$—	$49,414
Other income (expense)	—	—	—	—	—	(54)	(54)
Interest expense	(1,764)	(2,623)	(1,383)	(330)	(240)	(11,884)	(18,224)
Depreciation and amortization	(3,483)	(11,335)	(3,720)	(1,845)	(2,834)	(267)	(23,484)
General and administrative	—	—	—	—	—	(3,518)	(3,518)
Discontinued operations[2]	—	182	—	—	211	—	393
Gain from non-disposal activities	—	60	2	—	—	—	62
Gain on sale of real estate	—	—	—	—	—	5,147	5,147
Gain (loss) on extinguishment of debt	—	—	—	—	—	(133)	(133)

Net income	1,622	7,335	2,166	5,490	3,699	(10,709)	9,603
Net income attributable to noncontrolling interests	—	—	—	—	—	(53)	(53)

Net income attributable to the controlling interests	$1,622	$7,335	$2,166	$5,490	$3,699	$(10,762)	$9,550

[1]Non-core acquired and development properties were:

Acquisition:	Medical Office - Lansdowne Medical Office Building.

[2]Discontinued operations include sold properties:
Office - Brandywine Center, Parklawn Plaza, Saratoga Building and Lexington Building; Industrial - Crossroads Distribution Center, Tech 100 Industrial Park and Charleston Business Center.

WRIT Portfolio

Maryland/Virginia/DC

	Percentage of Q3 2010 GAAP NOI	Percentage of YTD 2010 GAAP NOI

DC
Multifamily	3.9%	3.6%
Office	14.7%	15.2%
Medical Office Buildings	1.5%	1.7%
Retail	0.7%	0.7%
Industrial/Flex	0.0%	0.0%

	20.8%	21.2%

Maryland
Multifamily	2.2%	2.0%
Office	12.5%	12.7%
Medical Office Buildings	4.2%	4.4%
Retail	9.1%	8.7%
Industrial/Flex	4.2%	4.2%

	32.2%	32.0%

Virginia
Multifamily	8.9%	8.7%
Office	15.7%	15.4%
Medical Office Buildings	8.7%	8.8%
Retail	5.5%	5.7%
Industrial/Flex	8.2%	8.2%

	47.0%	46.8%

Total Portfolio [1]	100.0%	100.0%

WRIT Portfolio

Inside & Outside the Beltway

	Percentage of Q3 2010 GAAP NOI	Percentage of YTD 2010 GAAP NOI

Inside the Beltway
Multifamily	14.2%	13.6%
Office	20.2%	20.9%
Medical Office Buildings	2.8%	2.8%
Retail	6.0%	6.1%
Industrial/Flex	2.7%	2.5%

	45.9%	45.9%

Outside the Beltway
Multifamily	0.8%	0.8%
Office	22.8%	22.4%
Medical Office Buildings	11.7%	12.0%
Retail	9.3%	9.0%
Industrial/Flex	9.5%	9.9%

	54.1%	54.1%

Total Portfolio [1]	100.0%	100.0%

[1]	Excludes discontinued operations: Sold Properties - Parklawn Plaza, Saratoga Building, Lexington Building and Charleston Business Center.

GAAP Basis

	Core Portfolio		All Properties
Sector	3rd QTR 2010	3rd QTR 2009	3rd QTR 2010	3rd QTR 2009

Multifamily	95.6%	93.9%	95.6%	93.9%
Office Buildings	89.4%	92.9%	90.1%	92.3%
Medical Office Buildings	94.8%	96.0%	90.3%	96.0%
Retail Centers	91.7%	94.0%	91.7%	94.0%
Industrial / Flex	83.0%	89.6%	83.0%	89.6%

Overall Portfolio	90.7%	93.3%	90.3%	93.0%

	3rd Quarter 2010		2nd Quarter 2010		1st Quarter 2010		4th Quarter 2009		3rd Quarter 2009
Gross Leasing Square Footage
Office Buildings	103,428		149,296		198,868		133,548		181,625
Medical Office Buildings	70,426		92,041		23,951		33,386		37,202
Retail Centers	52,501		113,878		5,805		95,037		12,358
Industrial Centers	103,800		285,628		45,616		44,503		94,805

Total	330,155		640,843		274,240		306,474		325,990

Weighted Average Term (yrs)
Office Buildings	3.8		6.7		5.6		5.2		3.4
Medical Office Buildings	5.3		5.4		9.0		7.2		6.3
Retail Centers	6.2		5.7		5.0		5.2		1.9
Industrial Centers	3.4		4.9		3.3		4.9		2.3

Total	4.4		5.5		5.5		5.4		3.4

	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH

Rental Rate Increases:
Rate on expiring leases
Office Buildings	$27.65	$28.50	$29.71	$30.35	$26.85	$27.91	$29.87	$31.85	$27.08	$28.83
Medical Office Buildings	30.40	32.62	32.29	34.30	32.18	33.92	30.67	31.66	33.33	34.84
Retail Centers	26.01	26.71	16.10	16.38	25.83	27.42	13.69	14.12	23.39	25.08
Industrial Centers	10.36	10.73	10.05	10.46	9.29	9.93	9.33	9.62	8.43	8.63

Total	$22.54	$23.51	$18.90	$19.57	$24.37	$25.43	$21.96	$23.10	$22.23	$23.50

Rate on new leases
Office Buildings	$28.29	$27.09	$31.49	$28.84	$30.97	$28.86	$29.90	$28.19	$29.06	$27.98
Medical Office Buildings	34.94	32.78	39.30	36.44	40.38	35.27	39.40	35.95	39.59	36.63
Retail Centers	30.57	29.36	16.30	16.03	31.31	29.97	13.67	13.00	21.37	21.11
Industrial Centers	9.23	8.92	13.62	13.50	9.47	9.20	9.02	8.41	8.66	8.45

Total	$24.08	$22.95	$21.95	$20.82	$28.22	$26.18	$22.87	$21.45	$24.04	$23.03

Percentage Increase
Office Buildings	2.34%	-4.93%	6.00%	-5.00%	15.34%	3.43%	0.11%	-11.48%	7.31%	-2.94%
Medical Office Buildings	14.95%	0.51%	21.73%	6.26%	25.48%	3.98%	28.46%	13.53%	18.78%	5.13%
Retail Centers	17.51%	9.91%	1.24%	-2.15%	21.21%	9.30%	-0.15%	-7.93%	-8.64%	-15.83%
Industrial Centers	-10.91%	-16.89%	35.57%	29.11%	1.90%	-7.38%	-3.29%	-12.61%	2.70%	-2.03%

Total	6.84%	-2.36%	16.15%	6.39%	15.79%	2.92%	4.16%	-7.14%	8.13%	-2.00%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$1,296,481	$12.54	$4,512,498	$30.23	$3,473,255	$17.47	$1,430,285	$10.71	$1,747,491	$9.62
Medical Office Buildings	859,930	12.21	1,610,073	17.49	595,969	24.88	665,314	19.93	678,100	18.23
Retail Centers	22,500	0.43	587,775	5.16	—	—	711,150	7.48	—	—
Industrial Centers	102,112	0.98	513,745	1.80	64,327	1.41	64,692	1.45	69,072	0.73

Subtotal	$2,281,023	$6.91	$7,224,091	$11.27	$4,133,551	$15.07	$2,871,441	$9.37	$2,494,663	$7.65

Leasing Costs
Office Buildings	$781,922	$7.56	$3,316,582	$22.21	$2,064,933	$10.38	$1,713,899	$12.83	$894,657	$4.93
Medical Office Buildings	362,586	5.15	959,827	10.43	400,746	16.73	677,283	20.29	330,462	8.88
Retail Centers	120,850	2.30	195,025	1.71	7,808	1.35	416,159	4.38	20,213	1.64
Industrial Centers	222,983	2.15	921,870	3.23	97,391	2.14	119,606	2.69	43,071	0.45

Subtotal	$1,488,341	$4.51	$5,393,304	$8.42	$2,570,878	$9.37	$2,926,947	$9.55	$1,288,403	$3.95

Tenant Improvements and Leasing Costs
Office Buildings	$2,078,403	$20.10	$7,829,080	$52.44	$5,538,188	$27.85	$3,144,184	$23.54	$2,642,148	$14.55
Medical Office Buildings	1,222,516	17.36	2,569,900	27.92	996,715	41.61	1,342,597	40.21	1,008,562	27.11
Retail Centers	143,350	2.73	782,800	6.87	7,808	1.35	1,127,309	11.86	20,213	1.64
Industrial Centers	325,095	3.13	1,435,615	5.03	161,718	3.55	184,298	4.14	112,143	1.18

Total	$3,769,364	$11.42	$12,617,395	$19.69	$6,704,429	$24.45	$5,798,388	$18.92	$3,783,066	$11.60

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	57	4.46%	210,354	2.30%
Advisory Board Company	1	104	2.79%	180,925	1.97%
General Services Administration	9	39	2.61%	269,740	2.94%
INOVA Health System	7	49	1.93%	113,041	1.23%
Patton Boggs LLP	1	79	1.91%	110,566	1.21%
IBM Corporation	1	111	1.74%	123,138	1.34%
URS Corporation	2	41	1.70%	119,778	1.31%
Sunrise Assisted Living, Inc.	1	36	1.62%	115,289	1.26%
General Dynamics	2	23	1.34%	88,359	0.96%
Children’s Hospital	3	68	1.19%	77,858	0.85%

Total/Weighted Average		61	21.29%	1,409,048	15.37%

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet

Professional, Scientific and Technical Services	$64,793,027	30.04%	2,387,639	26.06%
Ambulatory Health Care Services	39,438,091	18.29%	1,194,318	13.03%
Credit Intermediation and Related Activities	14,457,769	6.70%	343,220	3.75%
Executive, Legislative & Other General Government	10,687,473	4.96%	475,214	5.19%
Religious, Grantmaking, Civic, Professional	7,145,716	3.31%	212,133	2.32%
Educational Services	5,775,535	2.68%	217,552	2.37%
Food Services and Drinking Places	5,565,465	2.58%	205,705	2.25%
Administrative and Support Services	4,696,111	2.18%	307,170	3.35%
Nursing and Residential Care Facilities	4,026,673	1.87%	145,010	1.58%
Food and Beverage Stores	3,982,715	1.85%	226,700	2.47%
Broadcasting (except Internet)	3,712,090	1.72%	108,414	1.18%
Furniture and Home Furnishing Stores	3,063,958	1.42%	198,536	2.17%
Miscellaneous Store Retailers	2,905,299	1.35%	197,620	2.16%
Personal and Laundry Services	2,877,629	1.33%	103,512	1.13%
Merchant Wholesalers-Durable Goods	2,790,462	1.29%	279,954	3.06%
Hospitals	2,381,433	1.10%	70,909	0.77%
Health and Personal Care Services	2,210,424	1.03%	63,100	0.69%
Clothing and Clothing Accessories Stores	2,032,087	0.94%	124,935	1.36%
Sporting Goods/Books/Hobby/Music Stores	2,014,633	0.93%	144,171	1.57%
Miscellaneous Manufacturing	1,974,864	0.92%	181,959	1.99%
Merchant Wholesalers-Non Durable Goods	1,830,382	0.85%	199,923	2.18%
Construction of Buildings	1,654,729	0.77%	108,119	1.18%
Specialty Trade Contractors	1,589,700	0.74%	174,481	1.90%
Real Estate	1,569,909	0.73%	56,542	0.62%
Computer & Electronic Product Manufacturing	1,548,032	0.72%	85,457	0.93%
General Merchandise Stores	1,443,781	0.67%	201,452	2.20%
Amusement, Gambling and Recreation industries	1,405,205	0.65%	106,464	1.16%
Printing and Related Support Activities	1,235,925	0.57%	64,775	0.71%
Data Processing & Hosting Services	1,179,751	0.55%	34,226	0.37%
Insurance Carriers and Related Activities	1,073,975	0.50%	40,547	0.44%
Other	14,598,865	6.76%	903,778	9.86%

Total	$215,661,708	100.00%	9,163,535	100.00%

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *

Office:
2010	30	93,845	2.45%	$2,503,377	$26.68	1.87%
2011	117	503,294	13.11%	16,174,052	32.14	12.09%
2012	87	433,062	11.28%	13,273,483	30.65	9.92%
2013	81	512,126	13.34%	15,914,176	31.07	11.90%
2014	71	726,132	18.92%	24,040,943	33.11	17.97%
2015 and thereafter	173	1,570,465	40.90%	61,850,663	39.38	46.25%

	559	3,838,924	100.00%	$133,756,694	$34.84	100.00%

Medical Office:
2010	17	52,325	4.41%	$1,646,938	$31.48	3.62%
2011	73	196,645	16.57%	6,662,318	33.88	14.65%
2012	46	151,802	12.79%	5,511,216	36.31	12.12%
2013	54	160,780	13.55%	5,685,665	35.36	12.51%
2014	37	114,172	9.62%	4,439,892	38.89	9.77%
2015 and thereafter	122	510,790	43.06%	21,517,298	42.13	47.33%

	349	1,186,514	100.00%	$45,463,327	$38.32	100.00%

Retail:
2010	10	25,726	1.54%	$676,871	$26.31	2.04%
2011	50	206,309	12.31%	3,608,207	17.49	10.90%
2012	41	144,736	8.63%	3,464,355	23.94	10.46%
2013	35	278,994	16.64%	4,149,820	14.87	12.53%
2014	21	93,653	5.59%	2,175,704	23.23	6.57%
2015 and thereafter	99	926,874	55.29%	19,039,334	20.54	57.50%

	256	1,676,292	100.00%	$33,114,291	$19.75	100.00%

Industrial/Flex:
2010	7	66,343	2.58%	$776,841	$11.71	2.51%
2011	58	508,851	19.78%	5,158,246	10.14	16.64%
2012	40	507,087	19.71%	5,723,503	11.29	18.46%
2013	44	492,565	19.15%	5,621,649	11.41	18.13%
2014	20	440,399	17.12%	5,730,611	13.01	18.49%
2015 and thereafter	41	557,053	21.66%	7,990,785	14.34	25.77%

	210	2,572,298	100.00%	$31,001,635	$12.05	100.00%

Total:
2010	64	238,239	2.57%	$5,604,027	$23.52	2.30%
2011	298	1,415,099	15.26%	31,602,823	22.33	12.99%
2012	214	1,236,687	13.34%	27,972,557	22.62	11.50%
2013	214	1,444,465	15.58%	31,371,310	21.72	12.89%
2014	149	1,374,356	14.82%	36,387,150	26.48	14.95%
2015 and thereafter	435	3,565,182	38.43%	110,398,080	30.97	45.37%

	1,374	9,274,028	100.00%	$243,335,947	$26.24	100.00%

*	Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	September 30, 2010 Leased Percentage	Investment
925 Corporate Drive	Stafford, VA	June 3, 2010	135,000	100%	100%	$34,000
1000 Corporate Drive	Stafford, VA	June 3, 2010	136,000	100%	100%	$34,000

Disposition Summary
		Disposition Date	Property Type	Square Feet	Sale Price	GAAP Gain
Parklawn Plaza	Rockville, MD	June 18, 2010	Office	40,000
Lexington Building	Rockville, MD	June 18, 2010	Office	46,000
Saratoga Building	Rockville, MD	June 18, 2010	Office	58,000
Charleston Business Center	Rockville, MD	June 18, 2010	Industrial	85,000

			Total	229,000	$23,430	$7,942

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000
Dulles Station	Herndon, VA	2005	2007	180,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	135,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000

Subtotal				4,303,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
Lansdowne Medical Office Building	Leesburg, VA	2009	2009	87,000

Subtotal				1,309,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

(1)	Development on approximately 60,000 square feet of the center was completed in December 2006.

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Multifamily Buildings * / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 256	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003(2)	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	268,000
Clayborne / 74	Alexandria, VA	2008	2008	87,000
Kenmore Apartments / 374	Washington, DC	2008	1948	270,000

Subtotal (2,540 units)				2,206,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				3,259,000

TOTAL				13,099,000

*	Multifamily buildings are presented in gross square feet.
(2)	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Ratio of earnings to fixed charges is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income attributable to the controlling interest (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements, leasing incentives and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream, non-cash gain/loss from extinguishment of debt and straight line rents, then adding non-real estate depreciation and amortization, non-cash fair value interest expense, adding or subtracting amortization of lease intangibles and amortization of restricted share compensation, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.